                                                                   Exhibit 10.12

                         DEVELOPMENT LICENSE AGREEMENT
                         -----------------------------

          This Development License Agreement is made on June 16, 1992 by and among THERMA-WAVE, INC., a Delaware corporation ("TWI"), THERMA-WAVE K.K., a Japanese corporation and wholly-owned subsidiary of TWI ("TWKK"), TORAY INDUSTRIES, INC., a Japanese corporation ("TORAY") and SHIMADZU CORPORATION, a Japanese corporation ("SHIMADZU").

                                    RECITALS
                                    --------

          WHEREAS, TWI is the owner of certain patents and thermal wave and laser technology presently used in the design and construction of wafer measurement and defect inspection devices for the semiconductor industry; and

          WHEREAS, TORAY and SHIMADZU each own certain patents and technology presently used in, or which may be useful in connection with the further development of, thermal wave and laser technology and/or the design and development of new products incorporating such technology; and

          WHEREAS, pursuant to an Agreement and Plan of Merger dated as of October 30, 1991 (the "Merger Agreement"), TORAY and SHIMADZU, collectively, have acquired a majority of the outstanding capital stock of TWI; and

          WHEREAS, pursuant to a Patent, Technology and Trademark License dated as of March 24, 1992 (the "Product License Agreement"), TWI has granted to TWKK a license to use TWI's existing technology in connection with the manufacture, marketing
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and sale of TWI's current products and improvements thereto and authorized TWKK to enter into contracts with TORAY and SHIMADZU pursuant to which they will manufacture such products exclusively for sale by TWKK; and

          WHEREAS, the parties desire, for their mutual benefit, to further the development of thermal wave and laser technology and to develop new products incorporating such technology for sale in the semiconductor industry and in additional markets; and

          WHEREAS, to accomplish the foregoing goals, the parties desire to share access to their technology and to enter into certain other agreements to facilitate the further development of such technology and the commercialization of such new products.

          NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, the parties agree as follows:

I.   DEFINITIONS:

     1.1 Base Technology means, collectively, the TWI Base Technology, the Toray Base Technology, the Shimadzu Base Technology and the TWKK Base Technology.

     1.2 Committee means the Research and Development coordinating Committee to be established pursuant to Section 3.1 hereof.

     1.3 Effective Date means December 2, 1991, the date TORAY and SHIMADZU acquired a majority of the outstanding capital stock of TWI pursuant to the Merger Agreement.

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     1.4  Field of Research means (i) the entire field of thermal wave technology, (ii) the field of laser technology related to thin film metrology,
(iii) the field of optical processing and (iv) any other field hereafter designated by the Committee.

     1.5 Intellectual Property Rights means, as the context indicates, the TWI Intellectual Property Rights, the Toray Intellectual Property Rights, the Shimadzu Intellectual Property Rights and/or the TWKK Intellectual Property Rights.

     1.6 New Developments means TWI Developments, TWKK Developments, Toray Developments or Shimadzu Developments.

     1.7 Shimadzu Base Technology means Technology owned by or in the possession of SHIMADZU and identified and designated as "Shimadzu Base Technology" pursuant to Section 3.4 hereof.

     1.8 Shimadzu Developments means (i,) all enhancements, modifications, improvements and additional applications of the Base Technology (other than TWI Licensed Product Improvements), (ii) all new Technology, and (iii) all new devices and products, in each case developed after the Effective Date by SHIMADZU with the use of, based upon or incorporating, in any material respect, TWI Intellectual Property Rights and/or TWKK Intellectual Property Rights.

     1.9 Shimadzu Intellectual Property Rights means the Shimadzu Licensed Patents and any Shimadzu Base Technology.

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     1.10 Shimadzu Licensed Patents means (i) the patents and patent applications set forth in Schedule A attached hereto, (ii) any patents or patent applications hereafter identified and designated as "Shimadzu Licensed Patents" by the Committee pursuant to Section 3.4 hereof, and (iii) any patents, continuations, continuations-in-part, reissues, divisions, or extensions of any of the foregoing.

     1.11 Technology means know-how, data, drawings, designs, operating experience and techniques, show-how, documents, models, the contents of patent applications, inventions and equipment, whether or not patentable, and other technical information in any form (including oral).

     1.12 Toray Base Technology means Technology owned by or in the possession of TORAY and identified, and designated as "Toray Base Technology" pursuant to
Section 3.4 hereof.

     1.13 Toray Developments means (i) all enhancements, modifications, improvements and additional applications of the Base Technology (other than TWI Licensed Product Improvements), (ii) all new Technology, and (iii) all new devices and products, in each case developed after the Effective Date by TORAY with the use of, based upon or incorporating, in any material respect, TWI Intellectual Property Rights and/or TWKK Intellectual Property Rights.

     1.14 Toray Intellectual Property Rights means the Toray Licensed Patents and any Toray Base Technology.

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

     1.15 Toray Licensed Patents means (i) the patents and patent applications set forth in Schedule B attached hereto, (ii) any patents or patent applications hereafter identified and designated as "Toray Licensed Patents" by the Committee pursuant to Section 3.4 hereof, and (iii) any patents, continuations, continuations-in-part, reissues, divisions, or extensions of any of the foregoing.

     1.16 TWI Base Technology means all Technology now or in the future owned by TWI, or in the possession of TWI under a license which includes the right of sublicense (other than Technology of the other parties hereto and TWI Developments), within the Field of Research and/or pertaining to the design, development or manufacture of devices or products related to the Field of Research.

     1.17 TWI Developments means (i) all enhancements, modifications, improvements and additional applications of the Base Technology (other than TWI Licensed Product Improvements), (ii) all new Technology, and (iii) all new devices and products, in each case developed after the Effective Date by TWI with the use of, based upon or incorporating, in any material respect, Toray Intellectual Property Rights, Shimadzu Intellectual Property Rights and/or TWKK Intellectual Property Rights.

     1.18 TWI Intellectual Property Rights means the TWI Licensed Patents and the TWI Base Technology.

                                      -5-
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     1.19 TWI Licensed Patents means (i) the patents and patent applications set forth in Schedule C attached hereto, (ii) any patents or patent applications hereafter issued to or filed by TWI within the Field of Research, and (ii) any patents, continuations, continuations-in-part, reissues, divisions, or extensions of any of the foregoing.

     1.20 TWI Licensed Products means TWI's current products, defined as the Licensed Products in the Product License Agreement, together with any Improvements, as defined in the Product License Agreement.

     1.21 TWI Licensed Product Improvements means all enhancements, modifications and improvements of the TWI Licensed Products, except any modified TWI Licensed Product to the extent that it is useable in an application or applications outside the semiconductor industry.

     1.22 TWKK Base Technology means all Technology now or in the future owned by TWKK, or in the possession of TWKK under a license which includes the right of sublicense (other than Technology of the other parties hereto and TWKK Developments), within the Field of Research and/or pertaining to the design, development or manufacture of devices or products related to the Field of Research.

     1.23 TWKK Developments means (i) all enhancements, modifications, improvements and additional applications of the Base Technology (other than TWI Licensed Product Improvements),

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(ii) all new Technology, and (iii) all new devices and products, in each case developed after the Effective Date by TWKK with the use of, based upon or incorporating, in any material respect, TWI Intellectual Property Rights, Toray Intellectual Property Rights and/or Shimadzu Intellectual Property Rights.

     1.24 TWKK Intellectual Property Rights means the TWKK Licensed Patents and the TWKK Base Technology.

     1.25 TWKK Licensed Patents means (i) any patents or patent applications hereafter issued to or filed by TWKK within the Field of Research, and (ii) any patents, continuations, continuations-in-part, reissues, divisions, or extensions of any of the foregoing.

II.  LICENSE GRANTS:

     2.1 TWI hereby grants to each of TWKK, TORAY and SHIMADZU, subject to the terms and conditions of this Agreement, for and during the term of this Agreement, the non-exclusive, royalty-free right and license, without right of sublicense, to use the TWI Intellectual Property Rights for the limited purpose of conducting research and new product development activities in Japan.

     2.2 TORAY hereby grants to each of TWI and TWKK, subject to the terms and conditions of this Agreement, for and during the term of this Agreement, the non-exclusive, royalty-free right and license, without right of sublicense, to use the Toray

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

Intellectual Property Rights for the limited purpose of conducting research and new product development activities in the United States of America (in the case of TWI) and Japan (in the case of TWKK).

     2.3 SHIMADZU hereby grants to each of TWI and TWKK, subject to the terms and conditions of this Agreement, for and during the term of this Agreement, the non-exclusive, royalty-free right and license, without right of sublicense, to use the Shimadzu Intellectual Property Rights for the limited purpose of conducting research and new product development activities in the United States of America (in the case of TWI) and Japan (in the case of TWKK).

     2.4 TWKK hereby grants to each of TWI, TORAY and SHIMADZU, subject to the terms and conditions of this Agreement, the non-exclusive, royalty-free right and license, without right of sublicense, to use the TWKK Intellectual Property Rights for the limited purpose of conducting research and new product development activities in the United States of America (in the case of TWI) and Japan (in the case of TORAY and SHIMADZU).

     2.5 The use of the Intellectual Property Rights of the respective parties in any territory or for any purpose not expressly authorized by the foregoing license grants or by the Product License Agreement is exclusively reserved for the respective licensor, and each party expressly agrees not to use any Intellectual Property Rights licensed to it hereunder in any

                                      -8-
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other territory or for any other purpose.  Without limiting the generality of the foregoing, each party agrees that it will not engage, directly or indirectly, in the manufacture, sale or marketing of any New Development developed by it under the foregoing license grants, or use any such New Development for its own internal purposes, except in accordance with the terms of this Agreement and such additional agreement or agreements as the parties shall enter into with respect to such New Development in accordance with the terms of this Agreement.

III.   COORDINATION OF RESEARCH AND DEVELOPMENT EFFORTS:

     3.1 Within ninety (90) days after the date of this Agreement, the parties agree to establish a Research and Development Coordinating Committee (the "Committee") of eight (8) persons, composed of two (2) representatives each from TWI, TWKK, TORAY and SHIMADZU. At least one (1) representative of each party shall be fully qualified with respect to technical matters concerning the Field of Research and the design of products related thereto.

     3.2 TWI, TWKK, TORAY and SHIMADZU, through the Committee, will keep each other informed regarding their respective research and development activities using each others' Intellectual Property Rights and will provide quarterly status reports on such activities. Notwithstanding the foregoing, either Toray or Shimadzu may designate as "confidential" any development project

                                      -9-
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being undertaken (i) by it using TWI Base Technology and/or TWKK Base Technology or (ii) by TWI or TWKK using Toray Base Technology or Shimadzu Base Technology, as the case may be. In any such case, status reports relating to such project will thereafter be provided only among the Committee members representing Toray or Shimadzu, as the case may be, and TWI and/or TWKK, as the case may be. The Committee shall meet regularly, and not less frequently than once every six (6) months.

     3.3 TWI will make all reasonable efforts to disclose and make available to TORAY, SHIMADZU and TWKK, within ninety (90) days following the Effective Date, the TWI Base Technology in TWI's possession not heretofore disclosed to TORAY and/or SHIMADZU and which TWI is not restricted from disclosing by confidentiality agreements, including, but not limited to, certain confidentiality agreements with IBM, Motorola and Intel. TWI Base Technology which TWI subsequently becomes free to divulge, or which is subsequently developed by or becomes available to TWI shall be disclosed and made available to TORAY, SHIMADZU and TWKK promptly.

     3.4 The following procedures shall be followed with respect to development projects undertaken by the parties during the term of this Agreement:

          3.4.1 Each party shall prepare and present to the Committee a separate Research and Development Plan ("R&D Plan")

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for each new development project which such party proposes to undertake and for which such party proposes to use the Intellectual Property Rights of one or more of the other parties or seeks technical assistance from one or more of the other parties. Each R&D Plan shall summarize the objectives of the development project, the Technology which will be used by the proposing party and the technological areas in which such party requires technical assistance or support.

          3.4.2 If the Committee approves an R&D Plan, the parties will use their respective reasonable efforts to provide technical assistance to the proposing party, subject to the provisions of Sections 3.8 and 3.9 hereof.

          3.4.3 If the Committee approves an R&D Plan submitted by TWI or TWKK in which the proposing party seeks to utilize Technology or patent rights owned by TORAY and/or SHIMADZU, TORAY and/or SHIMADZU, as the case may be, will make available to TWI and/or TWKK, a summary of all Technology and patent rights owned by them, or in their possession under a license which includes the right to sublicense (other than Technology of the other parties hereto) which may be useful to TWI and/or TWKK in connection with the development project described in the R&D Plan. Thereafter, representatives of TORAY and SHIMADZU will meet, separately, with representatives of TWI and/or TWKK to review such Technology and patent rights in more detail and to agree upon that Technology and those patent rights, if any, which will be useful to TWI and/or TWKK in connection with the development project. All such Technology and patent rights which are so identified and agreed upon shall be summarized in a written Addendum to this Agreement, referring to the specific R&D Plan to which such Technology and patent rights pertain, shall be referred to as "Toray Base Technology," "Toray Licensed Patents," "Shimadzu Base Technology" or "Shimadzu Licensed Patents," as appropriate, and shall thereafter be treated as such for all purposes of this Agreement. As soon as possible after the identification of Toray Base Technology or Shimadzu Base Technology, in the manner described above, TORAY or SHIMADZU, as the case may be, will make all reasonable efforts to disclose and make available to TWI and TWKK, such Toray Base Technology and Shimadzu Base Technology. Any additional Toray Base Technology or Shimadzu Base Technology which is subsequently developed by or becomes available to them shall be disclosed and made available to TWI and TWKK promptly.

     3.5 TWKK is not currently in possession of any TWKK Base Technology. TWKK will promptly make available to TWI, TORAY and SHIMADZU a summary of any TWKK Base Technology which is subsequently developed by or becomes available to TWKK. Such TWKK Base Technology shall be disclosed and made available to TORAY, SHIMADZU and TWI promptly.

     3.6 The form of disclosure herein contemplated shall, as far as reasonably practicable, be made in writing, for example, by furnishing copies of materials such as specifications, descriptions or drawings. Disclosure shall be in the English language and in sufficient detail so that an engineer of average skill and training in the field of the technology can understand it.

     3.7 Each party shall bear its own costs relating to the activities of the Committee and the transfer of Technology as provided herein, except to the extent otherwise provided in the Product License Agreement.

     3.8 TWI and TWKK will each make all reasonable efforts to assist TORAY and SHIMADZU in their research and development activities which involve the use of TWI Intellectual Property Rights and/or TWKK Intellectual Property Rights. TORAY and/or SHIMADZU shall reimburse TWI and/or TWKK for all of their out-of-pocket expenses and compensate TWI and/or TWKK for such technical assistance at rates commensurate with industry standards, as agreed upon by the parties from time to time.

     3.9 TORAY and SHIMADZU will each make all reasonable efforts to assist TWI and TWKK in their research and development activities which involve the use of Toray Intellectual Property Rights and/or Shimadzu Intellectual Property Rights. TWI and/or TWKK shall reimburse TORAY and/or SHIMADZU for all of their out-of-pocket expenses and compensate TORAY and/or SHIMADZU for such technical assistance at rates commensurate with industry standards, as agreed upon by the parties from time to time.

IV.  OWNERSHIP OF TECHNOLOGY AND COMMERCIALIZATION OF NEW DEVELOPMENTS:

     4.1 TWI shall remain the exclusive owner of all TWI Intellectual Property Rights, and the rights of TORAY, SHIMADZU and TWKK therein shall be those of a licensee as set forth in Article II hereof.

     4.2 TWKK shall remain the exclusive owner of all TWKK Intellectual Property Rights, and the rights of TORAY, SHIMADZU and TWI therein shall be those of a licensee as set forth in Article II hereof.

     4.3 TORAY shall remain the exclusive owner of all Toray Intellectual Property Rights, and the rights of TWI and TWKK therein shall be those of a licensee as set forth in Article II hereof.

     4.4 SHIMADZU shall remain the exclusive owner of all Shimadzu Intellectual Property Rights, and the rights of TWI and TWKK therein shall be those of a licensee as set forth in Article II hereof.

     4.5 All TWI Licensed Product Improvements created or devised by TWI in the course of its research and development activities hereunder shall be the sole property of TWI, subject to the terms of the Product License Agreement. To the extent that any such TWI Licensed Product Improvements are based on or incorporate Toray Base Technology, Shimadzu Base Technology and/or TWKK Base Technology, TWI shall pay to TORAY, SHIMADZU and/or TWKK a development fee or royalty, commensurate with industry standards, as agreed upon by the parties on a case by case basis.

     4.6 All TWI Licensed Product Improvements created or devised by TORAY, SHIMADZU or TWKK in the course of their research and development activities hereunder or their activities under the Product License Agreement shall be irrevocably assigned to TWI without restriction, subject only to use by (i) TWKK under the Product License Agreement and (ii) TORAY and/or SHIMADZU in the manufacturing activities contemplated by the Product License Agreement. To the extent that any such TWI Licensed Product Improvements are based on or incorporate Toray Base Technology, Shimadzu Base Technology and/or TWKK Base Technology, TWI shall pay to TORAY, SHIMADZU and/or TWKK a development fee or royalty, commensurate with industry standards, as agreed upon by the parties on a case by case basis.

     4.7 Each New Development created or devised by TWI, TWKK, TORAY and/or SHIMADZU in the course of their research and development activities hereunder shall be jointly owned by the party or parties who created or devised such New Development and the party or parties whose Intellectual Property Rights were used in such development. The commercialization, marketing and other use of each New Development (including the internal use of the New Development by the parties hereto) shall be subject to the negotiation of a separate agreement between the owners of such

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

New Development (a "New Development Agreement"), and each party agrees to refrain from the manufacture, sale, marketing or other use of any New Development until a New Development Agreement has been entered into with respect thereto.

     4.8 Each New Development Agreement shall be negotiated, on a case by case basis, taking into account the following agreements and objectives:

          4.8.1 All transactions among the parties with respect to the commercialization, marketing and other use of all New Developments shall be negotiated on an arm's-length basis and contain terms and conditions consistent with industry standards.

          4.8.2 The party who is principally responsible for the creation or development of a New Development shall have control over the manufacture and marketing of the New Development, subject to the principles set forth in Sections 4.8.4 and 4.8.5 hereof.

          4.8.3 The party or parties whose Intellectual Property Rights are used in the development of New Development will be entitled to receive a fee, or royalties, based upon the significance of the Intellectual Property Rights used or incorporated in such New Development, and any development funding or other support which such party or parties provided.

          4.8.4 New Developments which are marketable in the semiconductor industry will be manufactured and marketed by the respective parties in a manner consistent with the manufacture

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and marketing arrangements relating to the TWI Licensed Products set forth in the Product License Agreement.

          4.8.5 New Developments which are marketable outside the semiconductor industry may be manufactured and marketed worldwide by the party who is principally responsible for the creation or development of such New Developments; provided, however, that the parties shall consult with one another in good faith with respect to the participation by TWKK, TORAY and SHIMADZU in the manufacture and marketing of TWI Developments in Asia and the participation by TWI in the manufacture and marketing of Toray Developments, Shimadzu Developments and TWKK Developments in North America and Europe.

     4.9  The parties acknowledge that:

          4.9.1 Any Technology or product developed by any party hereto without the use of the Intellectual Property Rights of another party hereto shall be the sole property of such party and not subject to this Agreement.

          4.9.2 Any Technology or product developed by any California employee of TWI which (i) is not similar or materially related to a then-current product of TWI (including products then under development by TWI or products similar or materially related to the products of TWI developed, or to TWI's knowledge then under development, by TORAY, SHIMADZU and/or TWKK hereunder); (ii) is created and/or devised by such employee without the use of any premises or property of any party hereto

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or of any technology of any party hereto not available in published literature or otherwise properly within the public domain; and (iii) qualifies fully under the provisions of Section 2870 of the California Labor Code shall be the property of such employee and not subject to this Agreement.

V.   REPRESENTATIONS AND WARRANTIES:
     ------------------------------

     5.1    TWI represents and warrants that as of the date hereof:

          5.1.1 It is the owner of or has the valid right to use the TWI Base Technology and the TWI Licensed Patents, and its rights are free and clear of all liens, claims, pledges, assignments, encumbrances and licenses except for the pre-existing licenses set forth on Schedule D hereto.

          5.1.2 It has the authority to grant licenses of the scope set forth in this Agreement and has the right to enter into this Agreement and to execute and perform all its obligations hereunder.

          5.1.3 There are no outstanding orders, decrees, judgments, stipulations, or interference, opposition, or other judicial or adversarial administrative proceedings pending or, to the best of its knowledge, threatened against it involving any TWI Intellectual Property Rights that (i) challenge its ownership of or the validity of the TWI Intellectual Property Rights, (ii) question the effectiveness of the TWI Base Technology, or (iii)


                                      -18-
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allege that the use or practice of the TWI Intellectual Property Rights in the manner contemplated hereunder infringes upon the intellectual property rights of any third party.

          5.1.4 The execution, delivery, and performance by TWI of this Agreement will not constitute a violation of or default under any indenture, agreement, instrument, order, judgment, or decree to which TWI or any of its property may be subject.

     5.2  TORAY represents and warrants that as of the date hereof:

          5.2.1 It is the owner of or has the valid right to use the Toray Base Technology and the Toray Licensed Patents, and its rights are free and clear of all liens, claims, pledges, assignments, encumbrances and licenses except for the pre-existing licenses set forth on Schedule E hereto.

          5.2.2 It has the authority to grant licenses of the scope set forth in this Agreement and has the right to enter into this Agreement and to execute and perform all its obligations hereunder.

          5.2.3 There are no outstanding orders, decrees, judgments, stipulations, or interference, opposition, or other judicial or adversarial administrative proceedings pending or, to the best of its knowledge, threatened against it involving any Toray Intellectual Property Rights that (i) challenge its ownership of or the validity of the Toray Intellectual Property


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Rights, (ii) question the effectiveness of the Toray Base Technology, or (iii)
allege that the use or practice of the Toray Intellectual Property Rights in the manner contemplated hereunder infringes upon the intellectual property rights of any third party.

          5.2.4 The execution, delivery, and performance by TORAY of this Agreement will not constitute a violation of or default under any indenture, agreement, instrument, order, judgment, or decree to which TORAY or any of its property may be subject.

     5.3  SHIMADZU represents and warrants that as of the date hereof:

          5.3.1 It is the owner of or has the valid right to use the Shimadzu Base Technology and the Shimadzu Licensed Patents, and its rights are free and clear of all liens, claims, pledges, assignments, encumbrances and licenses except for the pre-existing licenses set forth on Schedule F hereto.

          5.3.2 It has the authority to grant licenses of the scope set forth in this Agreement and has the right to enter into this Agreement and to execute and perform all its obligations hereunder.

          5.3.3 There are no outstanding orders, decrees, judgments, stipulations, or interference, opposition, or other judicial or adversarial administrative proceedings pending or, to the best of its knowledge, threatened against it involving any

Shimadzu Intellectual Property Rights that (i) challenge its ownership of or the validity of the Shimadzu Intellectual Property Rights, (ii) question the effectiveness of the Shimadzu Base Technology, or (iii) allege that the use or practice of the Shimadzu Intellectual Property Rights in the manner contemplated hereunder infringes upon the intellectual property rights of any third party.

          5.3.4 The execution, delivery, and performance by SHIMADZU of this Agreement will not constitute a violation of or default under any indenture, agreement, instrument, order, judgment, or decree to which SHIMADZU or any of its property may be subject.

     5.4  TWKK represents and warrants that as of the date hereof:

          5.4.1 It does not presently own or possess any TWKK Intellectual Property Rights.

          5.4.2 It has the authority to grant licenses of the scope set forth in this Agreement and has the right to enter into this Agreement and to execute and perform all its obligations hereunder.

          5.4.3 The execution, delivery, and performance by TWKK of this Agreement will not constitute a violation of or default under any indenture, agreement, instrument, order, judgment, or decree to which TWKK or any of its property may be subject.

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

VI.  CONFIDENTIALITY:
     ---------------

     6.1 Each party hereunder receiving Technology (a "Receiving Party") disclosed by another party (the "Disclosing Party") agrees to maintain in confidence such Technology; provided, however, that the foregoing provisions of this Section shall not apply to any such Technology which:

          (a) is in or enters the public domain through no fault of the Receiving Party,

          (b) was in the Receiving Party's possession at the time of disclosure without restriction on use or disclosure, and was not acquired directly or indirectly from the Disclosing Party,

          (c) is received by the Receiving Party without restriction on use or disclosure from a third party who is not, at the time of disclosure, under an obligation of confidentiality to the Disclosing Party, or

          (d) is removed from confidential status by prior written consent of the Disclosing Party.

For purposes of this Section 6.1, "Technology" shall also include all analyses, compilations, studies or other documents prepared by the Receiving Party containing Technology furnished by the Disclosing Party.

     6.2 In the event that a Receiving Party is requested or becomes legally compelled to disclose any of the Technology of another party in connection with any judicial or administrative

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

proceeding, the Receiving Party will provide the Disclosing Party with prompt written notice of such request(s) so that the Disclosing Party may seek a protective order or other appropriate remedy to preserve confidentiality and/or waive compliance with the provisions of this Agreement. In the event that such protective order or other remedy is not obtained, or the Disclosing Party waives compliance with thee confidentiality provisions of this Agreement, the Receiving Party agrees that it will furnish only that portion of the Technology which is required to comply with the request or demand and will make reasonable efforts to obtain assurances that confidential treatment will be accorded to that portion of the Technology which is being disclosed.

     6.3 The undertakings in this Article VI shall survive any termination of this Agreement for five years thereafter.

VII. TERM AND TERMINATION:
     --------------------

     7.1 The term of this Agreement shall extend for seven (7) years from its Effective Date, unless earlier terminated in accordance with its terms. The term shall be extended automatically for successive one-year periods thereafter unless one party gives written notice of termination to the others not less than sixty (60) days before the end of the initial term or any such extended term, as applicable. The termination of this Agreement shall not affect the term of any New Development

Agreement then in effect, except to the extent provided in such New Development Agreement.

     7.2 The appointment of a trustee in bankruptcy for any party, an assignment of assets for the benefit of any party's creditors, the levy or execution upon any license herein granted, the adjudication of any party's bankruptcy, or the rejection of the license herein granted by any party's trustee in bankruptcy shall constitute a breach of this Agreement, which shall entitle each other party, at its option, either to terminate this Agreement on five (5) days prior written notice, or to avail itself of any other appropriate legal or equitable remedy.

     7.3 Notwithstanding the foregoing, the expiration or termination of this Agreement for any reason shall not affect the continued operation or enforcement of any provision of this Agreement which, by its express terms, is to survive expiration or termination.

     7.4 Following the termination of this Agreement, each party hereto shall cease all use of the Intellectual Property Rights (except for Technology which is no longer confidential under the terms of Article VI hereof) of the others, except to the extent provided in any New Development Agreement then in effect and surviving the termination of this Agreement.

VIII.  ARBITRATION:
       -----------

       8.1 In the event of any dispute or difference of opinion or controversy between any of the parties arising out of or in connection with this Agreement or with regard to performance of any obligation hereunder by any party, including without limitation the parties' failure to reach agreement on the terms of any New Development Agreement, the affected parties shall use their reasonable efforts to settle such dispute or difference of opinion amicably by good faith negotiation for a period of thirty (30) days, commencing upon the receipt of written demand for negotiation setting forth the basis of the dispute. After the expiration of the 30-day negotiation period, either party may commence an arbitration to resolve such dispute as set forth below.

       8.2 All disputes, differences of opinion, or controversies which may arise between the parties hereto out of or in relation to or in connection with this Agreement or the breach thereof, shall be finally settled by arbitration in San Francisco, California by a panel of three (3) arbitrators in accordance with the Rules of the American Arbitration Association, in the form pertaining at the time the arbitration is initiated. Each party shall each select an arbitrator, and the two arbitrators so selected shall select a third arbitrator. If the two
(2) arbitrators selected are unable to agree upon the name of a third arbitrator, such third arbitrator shall be appointed from a panel in accordance with the Rules of the American Arbitration Association. The parties shall use their best efforts to complete the arbitration proceeding within four (4) months from the expiration of the negotiation period set forth in Section 8.1 above.

     8.3 The parties agree that the arbitrators shall be empowered to render whatever judgment or relief is deemed appropriate by the panel, including remedies of money damages, injunctive relief, or specific performance of this Agreement. Judgment upon the award rendered by arbitrators may be entered by any court having jurisdiction thereof.

     8.4 The prevailing party shall be entitled to recover from the non-prevailing party the reasonable expenses of the prevailing party, including, without limitation, reasonable attorneys' fees and costs.

     8.5 Notwithstanding the foregoing, any party shall be entitled to seek temporary injunctive relief from any court of competent jurisdiction to prevent any unauthorized use or disclosure of any Intellectual Property Rights pending the determination of the arbitration.

IX.  CHOICE OF LAW:
     -------------

     This Agreement shall be construed and enforced hereunder in accordance with the internal laws of the State of California.

X.   ASSIGNMENT:
     ----------

     This Agreement may not be assigned, transferred, or otherwise conveyed or pledged by any party without the prior written consent of the other parties. Any attempt to assign, transfer, convey, or pledge this Agreement (or any right or obligation hereunder) in contravention of this Article shall be null and void.

XI.  FORCE MAJEURE:
     -------------

     The terms and conditions mutually agreed upon in this Agreement shall be subject to force majeure. No party shall be considered in default in the performance of its obligations hereunder if such performance is prevented or delayed because of war, hostilities, revolution, civil commotion, strike, lock-out, epidemic, accident, fire, wind, flood, or because of any law, order, proclamation, regulation, or ordinance of any government or of any subdivision thereof, or because of any act of God, or any other act or action of like character; provided that notice of such force majeure is given by the affected party to the other within seven (7) days of the beginning of said force majeure or the date on which it becomes reasonably apparent that the controlling event will create a state of force majeure. Should one or both of the parties be prevented from fulfilling their contractual obligations by a state of force majeure lasting continuously for a period of one hundred eighty (180) days, the parties shall consult with each other regarding the future implementation of this Agreement.

XII.  MISCELLANEOUS:
      -------------

      12.1 No waiver, approval, or consent permitted or contemplated by this Agreement shall be valid or effective for any purpose as against any party unless set forth in a written instrument executed by such party. In addition, resort to any remedy at law or as otherwise provided for in this Agreement shall not be construed as a waiver of any other rights and remedies to which such party is entitled under this Agreement or under applicable law. The failure of a party to insist, in any one or more instances, upon the strict performance of any of the terms, conditions, or covenants of this Agreement shall not be construed as a waiver or relinquishment of such term, condition, or covenant.

      12.2 Nothing herein contained shall be construed to place the parties in the relationship of partners, joint venturers, principal and agent, or employer and employee. No party shall have the power to assume, create, or incur liability or any obligation of any kind, express or implied, in the name of or on behalf of any other party by virtue of this Agreement.

XIII.  NOTICES:
       -------

       All notices, reports, requests, or demands to be given by either party to the other under the provisions of this Agreement shall be forwarded, by facsimile or certified mail, properly addressed to the respective parties as follows:

          TWI:

                 Therma-Wave, Inc.
                 47320 Mission Falls Court
                 Fremont, California  94539
                 U.S.A.
                 Attention:      Dr. Allan Rosencwaig
                 Facsimile:      (510) 656-3862

          TWKK:

                 Therma-Wave K.K.
                 3-9-15 Nakamachi
                 Atsugi, Kanagawa
                 Japan
                 Attention:      Yoshinori Nakagawa
                 Facsimile:      (011-81-462-22-7755)

          TORAY:

                 Toray Industries, Inc.
                 Second Head Office Building
                 8-1, Mihama 1-chome
                 Urayasu, Chiba 279
                 Japan
                 Attention:      Takeoki Akatsuka
                 Facsimile:      (011-81-473-50-6070)


          SHIMADZU:

                 Shimadzu Corporation
                 1, Nishinokyo - Kuwabaracho
                 Nakagyo-ku, Kyoto 604
                 Japan
                 Attention:      Toshiya Kubodera
                 Facsimile:      (011-81-75-822-0709)
or at such other address or addresses as any party may from time to time designate by written notice as its address or addresses for the purpose hereof.

XIV. SECTION HEADINGS:
     ----------------

     The Section and Article headings contained herein are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

XV.  SOLE UNDERSTANDING:
     ------------------

     This Agreement embodies all of the understandings and obligations between the parties with respect to the subject matter hereof, and there are no other understandings and obligations between the parties with respect to the subject matter hereof. No change, alteration, or modification hereof shall be effective unless made in writing, approved by TWI's Board of Directors and (so long as he is an employee of TWI) by Allan Rosencwaig and signed by the parties hereto.

XVI. COUNTERPARTS:
     ------------
     This Agreement may be executed in counterparts, each one of which will be construed an original but all of which shall be considered one and the same instrument.

  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first written above.


THERMA-WAVE, INC.                      THERMA-WAVE K.K.


By: /s/ Allan Rosencwaig               By: /s/ Y. Nakagawa

Its: Chairman and CEO                  Its: President


TORAY INDUSTRIES, INC.                 SHIMADZU CORPORATION


By: /s/[signature illegible]           By: /s/ Toshiya Kubodera

Its: Director                          Its: Director

                                  SCHEDULE A
                                  ----------

                           SHIMADZU LICENSED PATENTS
                           -------------------------


                                     None

                                   SCHEDULE B
                                   ----------

                             TORAY LICENSED PATENTS
                             ----------------------



                                      None

                                  SCHEDULE C
                                  ----------

                              TWI LICENSED PATENTS
                              --------------------

A.     U.S. Patents
      --------------

1.    Issued Patents
      --------------

Patent No.  Title                                                        Issue Date    Record Owner
----------  -----                                                        ----------    --------------
 4,255,971  Thermoacoustic Microscopy                                     03/17/81  Therma-Wave, Inc.

 4,484,820  Method for evaluating the quality of the bond between         11/27/84  Therma-Wave, Inc.
            two members utilizing thermoacoustic microscopy

 4,513,384  Thin film thickness measurements and depth profiling          04/23/85  Therma-Wave, Inc.
            utilizing a thermal wave detection system

 4,521,118  Method for detection of thermal waves with a laser probe      06/04/85  Therma-Wave, Inc.

 4,522,510  Thin film thickness measurement with thermal waves            06/11/85  Therma-Wave, Inc.

 4,579,463  Detecting thermal waves to evaluate thermal parameters        04/01/86  Therma-Wave, Inc.

 4,632,561  Evaluation of surface and subsurface characteristics of       12/30/86  Therma-Wave, Inc.
            a sample

 4,634,290  Method and apparatus for detecting thermal waves              01/06/87  Therma-Wave, Inc.

 4,636,088  Method and apparatus for evaluating surface conditions        01/13/87  Therma-Wave, Inc.
            of a sample

 4,679,946  Evaluating both thickness and compositional variables in      07/14/87  Therma-Wave, Inc.
            a thin film sample

 4,750,822  Method and apparatus for optically detecting surface          06/14/88  Therma-Wave, Inc.
            states in materials

 4,795,260  Apparatus for locating and testing areas of interest on       01/03/89  Therma-Wave, Inc.
            a workpiece


Patent No. Title                                                         Issue Date  Record Owner
---------- -----                                                         ----------  ------------
4,854,710  Method and apparatus for evaluating surface and               08/08/89    Therma-Wave, Inc.
           subsurface features in a semiconductor

4,952,063  Method and apparatus for evaluating surface and               08/28/90    Therma-Wave, Inc.
           subsurface features in a semiconductor

4,999,014  Method and apparatus for measuring thickness of thin          03/12/91    Therma-Wave, Inc.
           films

5,042,951  High-resolution elipsometric apparatus                        08/27/91    Therma-Wave, Inc.

5,042,952  Method and apparatus for evaluating surface and               08/27/91    Therma-Wave, Inc.
           subsurface features in a semiconductor

5,074,669  Method and apparatus for evaluating ion implant dosage        12/24/91    Therma-Wave, Inc.
           levels in semiconductors

     2.  Pending Patent Applications
         ---------------------------

         Serial No.    Filing Date
         ----------    -----------

          615,447      11/19/90
          624,036      12/07/90
          670,040      03/15/91
          813,900      12/23/91

B.    Foreign Patents
      ---------------

      1.    Issued Patents
            --------------

Country          Patent No.  Issue Date  Title                                       Record Owner
---------------  ----------  ----------  ------                                      -----------------
Japan             1,430,258    03/09/88  Thermoacoustic Microscopy                   Therma-Wave, Inc.

Great Britain     2,047,896    01/26/83  Thermoacoustic Microscopy                   Therma-Wave, Inc.

EPO:                102,730    10/12/88  A method for detecting thermal waves in a   Therma-Wave, Inc.
Great Britain                            sample
France
Netherlands
Germany          33 78231.8

EPO:                 97,473    11/05/86  Evaluating the thickness of a layer or      Therma-Wave, Inc.
Great Britain                            determining change in thermal
France                                   characteristics with depth by thermal wave
Netherlands                              detection
Germany          33 67460.4

EPO:                162,681    07/27/90  Method and apparatus for evaluating both    Therma-Wave, Inc.
Great Britain                            thickness and compositional variables in a
France                                   layered or thin film sample
Netherlands
Germany            35 78824

EPO:                163,466    09/05/90  Method and apparatus for evaluating both    Therma-Wave, Inc.
Great Britain                            thickness and compositional variables in a
France                                   layered or thin film sample
Netherlands
Germany          35 79497.6

EPO:                165,711    08/07/91  Detecting thermal waves to evaluate         Therma-Wave, Inc.
Great Britain                            thermal parameters
France
Netherlands
Germany


      2.    Pending Patent Applications
            ---------------------------


Country          Serial No.  Filing Date  Title                      Status            Record Owner
-------          ----------  -----------  -----                      ---------------   -----------------
Japan             58-135426    07/25/83   Method for detection of    Publication No.   Therma-Wave, Inc.
                                          thermal waves with a       h3-33-222
                                          laser probe                issued 05/16/91

Japan             58-107991    06/17/83   Thin film thickness        Decision to       Therma-Wave, Inc.
                                          measurements and depth     publish
                                          profiling utilizing a
                                          thermal wave detection
                                          system

Japan             59-053682    03/22/84   Thin film thickness        Decision to       Therma-Wave, Inc.
                                          measurement with thermal   publish
                                          waves

Japan             60-105732    05/17/85   Method and apparatus for   Decision to       Therma-Wave, Inc.
                                          evaluating surface         publish
                                          conditions of a sample

Japan             60-105731    05/17/85   Detecting thermal waves    Decision to       Therma-Wave, Inc.
                                          to evaluate thermal        publish
                                          parameters

Japan             60-105733    05/17/85   Evaluating both            Not examined      Therma-Wave, Inc.
                                          thickness and
                                          compositional variables
                                          in a thin film sample

Japan              61-42052    02/28/86   Evaluating surface and     Examination       Therma-Wave,
                                          subsurface features in a   pending           Partners
                                          semiconductor

Japan              61-94973    04/25/86   Evaluation of surface      Not examined      Therma-Wave, Inc.
                                          and subsurface
                                          characteristics of a
                                          sample

Japan              62-54324    03/11/87   Method and apparatus for   Not examined      Therma-Wave, Inc.
                                          optically detecting
                                          surface states in
                                          materials

Country           Serial No.    Filing Date   Title                      Status            Record Owner
-------           ----------    -----------   -----                      ------            -----------
Japan             63-115008     05/13/88      Apparatus for locating     Not examined      Therma-Wave, Inc.
                                              and testing areas of
                                              interest on a workpiece

Japan             P2-116410     05/02/90      Method and apparatus for   Not examined      Therma-Wave, Inc.
                                              measuring thickness of
                                              thin film

Japan             P2-111884     05/01/90      High resolution            Not examined      Therma-Wave, Inc.
                                              elipsometric apparatus

Japan             P2-409840     12/12/90      Method and apparatus for   Not examined      Therma-Wave, Inc.
                                              evaluating ion implant
                                              dosage levels in
                                              semiconductors

EPO:              291,276A2     05/10/88      Locating and testing       Pending           Therma-Wave, Inc.
France                                        areas of interest on a
Great Britain                                 workpiece
Netherlands
Germany

EPO:                396,409     05/02/90      High resolution            Pending           Therma-Wave, Inc.
France                                        elipsometric apparatus
Great Britain
Netherlands
Germany

EPO:                397,388     05/02/90      Method and apparatus for   Pending           Therma-Wave, Inc.
France                                        measuring thickness of
Great Britain                                 thin films
Netherlands
Germany

EPO:                432,963     12/05/90      Method and apparatus for   Pending           Therma-Wave, Inc.
France                                        evaluating ion implant
Great Britain                                 dosage levels in
Netherlands                                   semiconductors
Germany


Country          Serial No.     Filing Date  Title                     Status            Record Owner
-------          ----------     -----------  -----                     ------            ------------
PCT              US91/00795     10/23/91     Apparatus for generating   Not examined      Therma-Wave, Inc.
                                             surface topographical
                                             images

                                  SCHEDULE D
                                  ----------

                           PRE-EXISTING TWI LICENSES
                           -------------------------


     1. License Agreement between Therma-Wave, Inc. and VLSI Technology dated September 23, 1987.

     2. License Agreement between Therma-Wave, Inc. and Exxon Production Research Company dated February 13, 1987.

     3. Master Software License Agreement between Therma-Wave, Inc. and any purchaser of its basic software packages to operate Therma-Wave's Process Control and Inspection Systems.

                                  SCHEDULE E
                                  ----------
                          PRE-EXISTING TORAY LICENSES
                          ---------------------------

                                     None

                                  SCHEDULE F
                                  ----------
                        PRE-EXISTING SHIMADZU LICENSES
                        ------------------------------

                                     None

Reference:

SCHEDULE D to DLA is attached hereto by reference.


                                  SCHEDULE D
                                  ----------

                           PRE-EXISTING TWI LICENSES
                           -------------------------

     1. License Agreement between Therma-Wave, Inc. and VLSI Technology dated September 23, 1987.

     2. License Agreement between Therma-Wave, Inc. and Exxon Production Research Company dated February 13, 1987.

     3. Master Software License Agreement between Therma-Wave, Inc. and any purchaser of its basic software packages to operate Therma-Wave's Process Control and Inspection Systems.